Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

HALO AirFinance, LLC 1850 NW 49th Street Fort Lauderdale, Florida 33309

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of Aviation Assets (as defined below) in connection with the proposed offering of notes and certificates by HALO AirFinance 2026-1 Designated Activity Company and HALO AirFinance 2026-1 LLC. HALO AirFinance, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Citigroup Global Markets Inc. (“Citigroup” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On July 27, 2026, representatives of Citigroup, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business July 31, 2026, with respect to 33 aviation loans and the related aircraft and engines and aircraft and engine leases (collectively, the “Aviation Assets”) (the “Statistical Data File”). At the Company’s instruction, we performed certain comparisons and recomputations for the Aviation Assets relating to the aviation characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.   Loan Number (for informational purposes only)

2.   Loan ID (for informational purposes only)

3.   Recourse

4.   Loan start date

5.   Loan maturity date

6.   Initial loan balance

7.   Current loan balance

8.   Balloon amount

9.   Current interest rate type

10. Current all-in interest rate

11. MSN

12. Underlying collateral

13. Asset category

14. Borrower/lessor

15. Underlying lessee

16. Lessee country

17. Lessee region

18. Lease start date

19. Lease maturity date

20. Security deposit

21. Security deposit type

22. Maintenance reserve balance

23. Date of manufacture

24. AVITAS half-life current market value

25. CV half-life current market value

26. MBA half-life current market value

27. Current AVITAS half-life base value

28. Current CV half-life base value

29. Current MBA half-life base value

30. Max. adjustment (mba)

31. Average half-life current market value

32. Average half-life base value

33. Maintenance adjusted current market value

34. Maintenance adjusted base value

35. Current LTV maintenance adjusted current market value

36. Current LTV maintenance adjusted base value

37. Current net LTV half-life base value

38. Current net LTV half-life current market value

39. Initial loan term

40. Remaining loan term

We compared Characteristics 3. through 10. to the corresponding information set forth on or derived from the applicable loan agreement, loan supplement, guarantee agreement, security agreement, loan certificate or any amendments thereto (collectively, the “Loan Agreement”).

We compared Characteristics 11. through 21. to the corresponding information set forth on or derived from the applicable lease agreement, letter of intent, delivery agreement, security agreement supplement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 22. to the corresponding information set forth on the applicable “CV Report” or “MR Fund Balance Report.”

We compared Characteristics 23. through 30. to the corresponding information set forth on the MBA Appraisal Report, AVITAS Appraisal Report or CV Appraisal Report, as applicable (each, an “Appraisal Report”).

We compared Characteristic 31. to the average of the (i) AVITAS half-life current market value, (ii) CV half-life current market value and (iii) MBA half-life current market value (each as set forth on the Appraisal Report).

We compared Characteristic 32. to the average of the (i) Current AVITAS half-life base value, (ii) Current CV half-life base value and (iii) Current MBA half-life base value (each as set forth on the Appraisal Report).

We compared Characteristic 33. to the sum of (i) the max. adjustment (mba) (as set forth on the Appraisal Report) and (ii) average half-life current market value (as determined above).

We compared Characteristic 34. to the sum of (i) the max. adjustment (mba) (as set forth on the Appraisal Report) and (ii) average half-life base value (as determined above).

We compared Characteristic 35. to the quotient of (i) the current loan balance (as set forth on the applicable Loan Agreement) and (ii) the maintenance adjusted current market value (as determined above).

We compared Characteristic 36. to the quotient of (i) the current loan balance (as set forth on the applicable Loan Agreement) and (ii) the maintenance adjusted base value (as determined above).

We compared Characteristic 37. to the quotient of (i) the difference of (a) current loan balance (as set forth on the applicable Loan Agreement) (b) security deposit (as set forth on the lease agreement) and (c) the maintenance reserve balance (as set forth on the MR Fund Balance Report) and (ii) the maintenance adjusted base value (as determined above).

We compared Characteristic 38. to the quotient of (i) the difference of (a) current loan balance (as set forth on the applicable Loan Agreement) (b) security deposit (as set forth on the lease agreement) and (c) the maintenance reserve balance (as set forth on the MR Fund Balance Report) and (ii) the maintenance adjusted current market value (as determined above).

We compared Characteristic 39. to the number of years between (i) the loan start date and (ii) the loan maturity date (each as set forth on the applicable Loan Agreement).

We compared Characteristic 40. to the number of years between (i) July 31, 2026 and (ii) the loan maturity date (as set forth on the applicable Loan Agreement).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 7., 8., 21. and 23., differences of $1.00 or less are deemed to be “in agreement”;

•	with respect to our comparison of Characteristics 10. and 11., differences of 0.001% or less are deemed to be “in agreement”;

•	with respect to our comparison of Characteristic 16., an underlying lessee of “TUI Group” as set forth on the Statistical Data File is deemed to be “in agreement” with an underlying lessee of “TUI Travel Aviation Finance Limited” as set forth on the Lease Agreement; and

•	with respect to our comparison of Characteristics 36. and 37., differences of 0.001% or less are deemed to be “in agreement.”

The aviation contract documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Aviation Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Aviation Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Aviation Documents. In addition, we make no representations as to whether the Aviation Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Aviation Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Aviation Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Aviation Assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 29, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 29, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One instance where we were unable to obtain the Loan Agreement.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 29, 2026

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were not provided the Loan Agreement for one Aviation Asset and were unable to verify the following Characteristics:

Exception Description Number	Aviation Asset number	Characteristic not verified

1	25	Recourse, Loan Start Date, Loan Maturity Date, Initial Loan Balance, Current loan balance, Balloon Amount, Current Interest Type, Current all-in interest rate, Lease Start Date and Lease Maturity Date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.